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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. _)


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Check the appropriate box:

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[_]  Confidential, for Use of the Commission Only (as Permitted by Rule
     14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12

                           Kaiser Group Holdings, Inc.
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                (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously. Identify the previous filing by registration statement number,
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KAISER GROUP HOLDINGS, INC.                 Filed by Kaiser Group Holdings, Inc.
9302 Lee Highway                                       Pursuant to Rule 14a-6(b)
Fairfax, Virginia  22031              Of the Securities and Exchange Act of 1934
                                   Subject Company:  Kaiser Group Holdings, Inc.
                                                  Commission File NO.: 001-12248



FOR IMMEDIATE RELEASE                        Press Contact and Investor Contact:
                                                              Marijo L. Ahlgrimm
                                                                    703/934-3995

                KAISER GROUP HOLDINGS CORRECTS STOCK PERFORMANCE
                  GRAPH-PEER ISSUERS SECTION IN PROXY STATEMENT

FAIRFAX, VA May 17, 2002 - Kaiser Group Holdings, Inc. (OTCBB: KGHI) announced today a correction to the Stock Performance Graph-Peer Issuers section, pages 8 and 9, in the Company's Proxy Statement for its 2002 Annual Meeting of Shareholders to be held on May 31, 2002, which was mailed to all stockholders of record as of April 25, 2002. The corrected graph and cumulative total return for 2001 are set forth below.

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                     STOCK PERFORMANCE GRAPH - PEER ISSUERS

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                                [OBJECT OMITTED]




The graph plots cumulative total return on a $100 investment in Kaiser Group Holdings, Inc. Common Stock for the past five years. The S&P 500 Index and group of peer issuers are shown for comparison and include reinvestment of dividends where applicable. The peer issuers were selected because of the similarity of business elements and contracts held with the Department of Energy. These peer issuers include the following six companies: Flour Corporation, Foster Wheeler Ltd., Jacobs Engineering Group, Inc., The Shaw Group, Inc., TRC Companies, Inc. and Washington Group International, Inc.


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

====================================================================================================================
                                          Cumulative Total Return
====================================================================================================================

                                               1997           1998          1999           2000           2001
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 Kaiser Group Holdings, Inc.                  $54.40         $33.82         $8.82         $0.35          $1.72
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 S&P 500                                     $163.98        $210.84        $255.22       $231.98        $166.24
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 Peer Issuers Only                            $63.85         $63.62        $64.19         $49.66         $79.30
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 Peer Issuers plus Kaiser                     $63.75         $63.27        $63.47         $49.02         $78.83
 Group Holdings, Inc.
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